MEDICAL SPECIALISTS FUND

JULY 20, 1999, SUPPLEMENT TO PROSPECTUS DATED MAY 11, 1999, AS SUPPLEMENTED

The independent trustees of Firsthand Funds have given preliminary approval to solicit the shareholders of the Medical Specialists Fund for their approval of two proposals:

(1) to change the investment adviser of the Medical Specialists Fund from Interactive Research Advisers to Ingenuity Capital Management LLC ("ICM"), a newly-formed Delaware limited liability company owned by Kendrick W. Kam, the portfolio manager to the Medical Specialists Fund, following the effectiveness of ICM's registration with the Securities and Exchange Commission (the "SEC") as an investment adviser, and

(2) some time later, to move the Medical Specialists Fund out of the Firsthand Funds trust and into Ingenuity Capital Trust ("ICT"), a new Delaware business trust recently formed by Mr. Kam. This move would occur after ICT's registration is declared effective by the SEC.

A proxy statement describing the proposals will be available shortly.